INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 29

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated July 23, 1992 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard and Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.



1042.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/6,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on December 1, 1992 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on December 15, 1992 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (f) All Certificateholders of record on November 1, 1992 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after November 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean July 30, 1992.

                  (h) The number of Units referred to in Section 2.03 is 6,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
1042.1

                  (j) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $2,400,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.00 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.52 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.33 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.83 per Unit times the number of Units on the monthly distribution plan, $.52 per unit plus $.31 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.33 per Unit plus $.50 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                           [Signatures on separate pages]



                                                      -3-
1042.1

                                      GRUNTAL & CO. INCORPORATED
                                               Depositor



                                      By:/s/ Robert Sablowsky
                                             Authorized Signator


STATE OF NEW YORK )
                              : ss.:
COUNTY OF NEW YORK)


                  On this 23rd day of July, 1992, before me personally appeared Robert Sablowsky, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                             /s/ Rachelle I. Rehner
                                  Notary Public


                                         RACHELLE I. REHNER
                                  Notary Public, State of New York
                                            No. 31-4851884
                                     Qualified in New York County
                                  Commission Expires February 3, 1994

                                                      -4-
1042.1

                                      UNITED STATES TRUST COMPANY OF NEW YORK
                                                Trustee


                                          By:/s/ Thomas J. Centrone
                                                   Vice President





STATE OF NEW YORK                   )
                                    :ss.:
COUNTY OF NEW YORK                  )


                  On this 7 day of July, 1992, before me personally appeared Thomas J. Centrone, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.


                                            /s/ Dorothy S. Bochino
                                                  Notary Public


                                                DOROTHY S. BOCHINO
                                        NOTARY PUBLIC, State of New York
                                                  No. 01B04950864
                                           Qualified in Richmond County
                                            Commission Expires 5-8-93

                                                      -5-
1042.1

                                                     BEAR, STEARNS & CO. INC.
                                                              Depositor


                                                     By:/s/ Peter J. DeMarco
                                                         Authorized Signator


STATE OF NEW YORK          )
                           : ss:
COUNTY OF NEW YORK         )

                  On this 23rd day of July, 1992, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                     /s/ Teresa Scilla
                                                       Notary Public


                                    TERESA SCILLA
                          Notary Public, State of New York
                                   No. 31-4752676
                      Qualified in the County of New York
                              Term Expires 8/31/92

                                                      -6-
1042.1

                        KENNY INFORMATION SYSTEMS, INC.,
                                        Evaluator



                          By:/s/
                                   President



SEAL
ATTEST:



/s/
Senior Vice President/Director



                                                      -7-
1042.1

                                   SCHEDULE A

                       INSURED MUNICIPAL SECURITIES TRUST
                                   PORTFOLIO


                         SERIES 29 (LONG-INTERMEDIATE)


                              As of July 23, 1992

                            A MONTHLY PAYMENT SERIES
              SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate                Name of Issuer and                            Coupon/   Redemption Feature
 Portfolio  Principal                  Title of Bonds                             Maturity   S.F.-- Sinking Fund    Cost of Bonds
    No.      Amount                   Contracted for(4)              Ratings(1)    Date(2)   Ref. -- Refunding(2)     to Trust(3)

   1        $  700,000     Alaska Student Ln. Corp. State Asstd. Rev.    AAA       6.125%    No Sinking Fund           $  700,000
                                      Bonds Series A (AMT) (AMBAC)                7/01/2005  7/01/02 @ 100 Ref.
   2           600,000     Adams Cnty. Co. Schl. Dstrct. No. 12 Genl.    AAA       6.125%    No Sinking Fund              606,102
                              Oblig. Rfndg. Rev. Bonds Series 1992               12/15/2007  12/15/03 @ 100 Ref.
                                              (Financial Guaranty)
   3           230,000     Escambia Cnty. Fla. Schl. Bd. Certs. of Part. AAA       6.250%    2/01/05 @ 100 S.F.           234,119
                                  Series 1992 (Financial Security)                2/01/2007  2/01/02 @ 100 Ref.
   4           215,000     Lee Cnty. Fla. Solid Waste Sys. Rev. Bonds    AAA       6.900%    No Sinking Fund              232,404
                                   Series 1991A (AMT) (MBIA Corp.)               10/01/2003  10/01/01 @ 102 Ref.
   5           500,000      St. John's Cnty. Fla. Trans. Imprvmnt.       AAA       6.000%    10/01/04 @ 100 S.F.          500,000
                           Rfndg. Rev. Bonds Series 1992 (Financial              10/01/2007  10/01/00 @ 102 Ref.
                                                         Guaranty)
   6           205,000     Will Cnty. Ill. Forest Preserve Genl. Oblig.  AAA       6.000%    No Sinking Fund              205,000
                             Rfndg. Rev. Bonds Series 1992 (AMBAC)               12/01/2007  12/01/02 @ 100 Ref.
   7           700,000     State of Iowa Certs. of Part. Series 1992A    AAA       6.500%    7/01/03 @ 100 S.F.           729,498
                                                           (AMBAC)                7/01/2006  7/01/02 @ 102 Ref.
   8          700,000(4)   Parish of Iberville La. Genl. Oblig. Schl.    AAA       6.000%    No Sinking Fund              693,049
                           Rfndg. Bonds Cnsldtd. Schl. Dstrct. No. 5             10/01/2007  10/01/02 @ 102 Ref.
                                  Series 1992 (Financial Security)
   9           700,000     West Ouchita Parish La. Sch. Dstrct. Genl.    AAA       6.700%    No Sinking Fund              737,982
                              Oblig. Rev. Rfndg. Bonds Series 1991                3/01/2006  3/01/01 @ 102 Ref.
                                              (Financial Security)
  10           625,000     N.Y. City Gen. Oblig. Rev. Bonds Fiscal       AAA       8.250%    No Sinking Fund              752,838
                                             1991 Series B (AMBAC)                6/01/2005  Non-Callable
  11           235,000     Brownsville Tx. Utils. Sys. Priority Rev.     AAA       6.250%    No Sinking Fund              239,386
                             Rfndg. Bonds Series 1992 (MBIA Corp.)                9/01/2007  9/01/02 @ 100 Ref.
  12          590,000(4)   Mi. State Trunk Line Fund Rev. Bonds Series   AAA       0.000%    No Sinking Fund              233,350
                                                     1992A (AMBAC)               10/01/2007  Non-Callable

            $6,000,000                                                                                                 $5,863,728
         =============                                                                                              =============




                                                      -8-
1042.1

                       INSURED MUNICIPAL SECURITIES TRUST

                      NEW YORK NAVIGATOR INSURED SERIES 11

                           REFERENCE TRUST AGREEMENT


            This Reference Trust Agreement dated July 23, 1992 among
Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.


1260.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/4,000.

                  (c) The fiscal year for the Trust shall end on June 30th of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on December 1, 1992 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on December 15, 1992 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (f) All Certificateholders of record on November 1, 1992 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after November 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean July 30, 1992.

                  (h) The number of Units referred to in Section 2.03 is 4,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
1260.1

                  (j) For the purposes of Section 6.01(8), the liquidation amount is hereby specified to be $1,600,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.14 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.67 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.40 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.97 per Unit times the number of Units on the monthly distribution plan, $.67 per unit plus $.30 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.40 per Unit plus $.57 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                         [Signatures on separate pages]


                                      -3-
1260.1

                            GRUNTAL & CO. INCORPORATED
                                  Depositor



                            By:/s/ Robert Sablowsky
                                  Authorized Signator


STATE OF NEW YORK )
                              : ss.:
COUNTY OF NEW YORK)


                  On this 23rd day of July, 1992, before me personally appeared Robert Sablowsky, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                             /s/ Rachelle I. Rehner
                                    Notary Public


                                  RACHELLE I. REHNER
                           Notary Public, State of New York
                                     No. 31-4851884
                              Qualified in New York County
                           Commission Expires February 3, 1994

                                                      -4-
1260.1

                                      UNITED STATES TRUST COMPANY OF NEW YORK
                                                     Trustee


                                            By:/s/ Thomas J. Centrone
                                                     Vice President





STATE OF NEW YORK                   )
                                    :ss.:
COUNTY OF NEW YORK                  )


                  On this 7 day of July, 1992, before me personally appeared Thomas J. Centrone, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.


                                          /s/ Dorothy S. Bochino
                                               Notary Public


                                              DOROTHY S. BOCHINO
                                      NOTARY PUBLIC, State of New York
                                                No. 01B04950864
                                         Qualified in Richmond County
                                          Commission Expires 5-8-93

                                      -5-
1260.1

                              BEAR, STEARNS & CO. INC.
                                    Depositor


                             By:/s/ Peter J. DeMarco
                              Authorized Signator


STATE OF NEW YORK          )
                           : ss:
COUNTY OF NEW YORK         )

                  On this 23rd day of July, 1992, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                            /s/ Teresa Scilla
                                             Notary Public


                                  TERESA SCILLA
                        Notary Public, State of New York
                                 No. 31-4752676
                      Qualified in the County of New York
                              Term Expires 8/31/92

                                                      -6-
1260.1

                        KENNY INFORMATION SYSTEMS, INC.,
                                Evaluator



                          By:/s/
                                  President



SEAL
ATTEST:



/s/
Senior Vice President/Director



                                                      -7-
1260.1

                                                             SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST
                                                              PORTFOLIO


                                                NEW YORK NAVIGATOR INSURED SERIES 11


                                                         As of July 23, 1992

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

           Aggregate                Name of Issuer and                            Coupon/      Redemption Feature
 Portfolio Principal                  Title of Bonds                             Maturity      S.F.-- Sinking Fund   ost of Bonds
    No.     Amount                   Contracted for(4)              Ratings(1)    Date(2)      Ref.-- Refunding(2)   to Trust(3)
    ---     ------                   -----------------              ----------   --------      -------------------   -----------
 1        $  525,000     N.Y. State Dorm. Auth. State Univ. Ed. Facs.  AAA       6.750%       5/15/19 @ 100 S.F.      $  553,371
                            Rev. Bonds Series 1991A (MBIA Corp.)                5/15/2021     5/15/02 @ 102 Ref.
 2           250,000     N.Y. State Hsg. Finc. Agncy. Multi. Fam.      AAA       7.650%       No Sinking Fund            279,582
                                    Hsg. Rev. Bonds (MBIA Corp.)                3/15/2005     3/15/01 @ 102 Ref.
 3           250,000     N.Y. State Med. Care Facs. Finc. Agncy.       AAA       7.750%       2/15/11 @ 100 S.F.         279,470
                         Mental Hlth. Servs. Facs. Imprvmnt. Rev.               2/15/2020     2/15/00 @ 102 Ref.
                                Bonds 1990 Series A (MBIA Corp.)
 4           100,000     N.Y. State Med. Care Facs. Finc. Agncy.       AAA       6.200%       No Sinking Fund            101,694
                                Hosp. & Nrsg. Facs. (MBIA Corp.)                8/15/2022     8/15/02 @ 102 Ref.
 5           275,000     Metro. Trans. Auth. of N.Y. Trans. Facs.      AAA       6.000%       7/01/10 @ 100 S.F.         275,000
                                         Rev. Bonds (MBIA Corp.)                7/01/2011     7/01/00 @ 100 Ref.
 6            50,000     Metro Trans. Auth. of N.Y. Cmmtr. Facs.       AAA       6.125%       No Sinking Fund             50,000
                                Rev. Bonds Series A (MBIA Corp.)                7/01/2012     7/01/02 @ 102 Ref.
 7           300,000     Metro. Trans. Auth. of N.Y. Cmmtr. Facs.      AAA       6.250%       7/01/18 @ 100 S.F.         303,762
                                Rev. Bonds Series B (MBIA Corp.)                7/01/2022     7/01/02 @ 102 Ref.
 8           250,000     N.Y. City Genl. Oblig. Rev. Bonds Fiscal      AAA       6.250%       No Sinking Fund            254,222
                                        1992 Series (MBIA Corp.)                8/01/2010     8/01/02 @ 101.5 Ref.
 9           350,000     N.Y. City Genl. Oblig. Rev. Bonds Fiscal      AAA       7.000%       No Sinking Fund            372,806
                                      1992 Series H (MBIA Corp.)                2/02/2022     2/01/02 @ 101.5 Ref.
10           370,000     N.Y. City Muni. & Wtr. Finc. Auth. Wtr. &     AAA       6.500%       6/15/19 @ 100 S.F.         379,136
                               Swr. Sys. Rev. Bonds (MBIA Corp.)                6/15/2021     6/15/97 @ 101.5 Ref.
11           350,000     N.Y. City Muni. Wtr. Finc. Auth. Wtr. &       AAA       6.000%       No Sinking Fund            347,778
                         Swr. Sys. Rev. Bonds Fiscal 1990 Series A              6/15/2016     6/15/99 @ 100 Ref.
                                                    (MBIA Corp.)
12           500,000     Triborough Bridge & Tunnel Auth. of N.Y.      AAA       6.000%       1/01/13 @ 100 S.F.         497,500
                            Spec. Oblig. Rev. Bonds (MBIA Corp.)                1/01/2015     1/01/02 @ 101.5 Ref.
13           200,000     Triborough Bridge & Tunnel Auth. of N.Y.      AAA       5.500%       1/01/16 @ 100 S.F.         187,254
                            Spec. Oblig. Rev. Bonds (MBIA Corp.)                1/1/2017      1/01/02 @ 100 Ref.
14           230,000     N.Y. State Mtg. Agncy. Hmownr. Mtg. Rev.      AAA       0.000%       4/01/12 @ 52.88 S.F.        27,501
                                    Bonds Series II (MBIA Corp.)                4/01/2020     4/01/99 @ 19.34 Ref.

          $4,000,000                                                                                                  $3,909,076
       =============                                                                                                  =============




                                                      -8-
1260.1

                       INSURED MUNICIPAL SECURITIES TRUST

                     NEW JERSEY NAVIGATOR INSURED SERIES 8

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated July 23, 1992 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.


1187.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/3,500.

                  (c) The fiscal year for the Trust shall end on June 30th of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on December 1, 1992 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on December 15, 1992 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (f) All Certificateholders of record on November 1, 1992 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after November 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean July 30, 1992.

                  (h) The number of Units referred to in Section 2.03 is 3,500.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
1187.1

                  (j) For the purposes of Section 6.01(g), the liquida- tion amount is hereby specified to be $1,400,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.12 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.65 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.38 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.95 per Unit times the number of Units on the monthly distribution plan, $.65 per unit plus $.30 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.38 per Unit plus $.57 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]



                                                      -3-
1187.1

                           GRUNTAL & CO. INCORPORATED
                                    Depositor



                            By:/s/ Robert Sablowsky
                                   Authorized Signator


STATE OF NEW YORK )
                              : ss.:
COUNTY OF NEW YORK)


                  On this 23rd day of July, 1992, before me personally appeared Robert Sablowsky, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                             /s/ Rachelle I. Rehner
                                   Notary Public


                                 RACHELLE I. REHNER
                          Notary Public, State of New York
                                    No. 31-4851884
                             Qualified in New York County
                          Commission Expires February 3, 1994

                                                      -4-
1187.1

                                      UNITED STATES TRUST COMPANY OF NEW YORK
                                                     Trustee


                                            By:/s/ Thomas J. Centrone
                                                     Vice President





STATE OF NEW YORK                   )
                                    :ss.:
COUNTY OF NEW YORK                  )


                  On this 7 day of July, 1992, before me personally appeared Thomas J. Centrone, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.


                                   /s/ Dorothy S. Bochino
                                       Notary Public


                                        DOROTHY S. BOCHINO
                                NOTARY PUBLIC, State of New York
                                          No. 01B04950864
                                   Qualified in Richmond County
                                    Commission Expires 5-8-93

                                                      -5-
1187.1

                           BEAR, STEARNS & CO. INC.
                                    Depositor


                           By:/s/ Peter J. DeMarco
                              Authorized Signator


STATE OF NEW YORK         )
                          : ss:
COUNTY OF NEW YORK        )

                  On this 23rd day of July, 1992, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                               /s/ Teresa Scilla
                                   Notary Public


                                 TERESA SCILLA
                       Notary Public, State of New York
                                No. 31-4752676
                      Qualified in the County of New York
                              Term Expires 8/31/92

                                                      -6-
1187.1

                        KENNY INFORMATION SYSTEMS, INC.,
                              Evaluator



                              By:/s/
                                      President



SEAL
ATTEST:



/s/
Senior Vice President/Director



                                                      -7-
1187.1

                                                           SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST
                                                              PORTFOLIO


                                                NEW JERSEY NAVIGATOR INSURED SERIES 8


                                                         As of July 23, 1992

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate                Name of Issuer and                           Coupon/      Redemption Feature
 Portfolio  Principal                  Title of Bonds                            Maturity      S.F.-- Sinking Fund   Cost of Bonds
    No.      Amount                   Contracted for(4)              Ratings(1)   Date(2)      Ref.-- Refunding(2)    to Trust(3)
    ---      ------                   -----------------              ----------  --------      -------------------    -----------
  1        $  235,000     N.J. Ed. Facs. Auth. Rev. Bonds Montclair     AAA      6.500%       7/01/12 @ 100 S.F.       $  243,362
                          State Cllg. Issue Series 1991E (MBIA Corp.)           7/01/2021     7/01/01 @ 101 Ref.
  2           600,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev.       AAA      6.500%       7/01/03 @ 100 S.F.          618,924
                          Bonds Bayshore Cmmnty. Hosp. Issue Series             7/01/2020     7/01/99 @ 102 Ref.
                                               1989B (MBIA Corp.)
  3           525,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev.       AAA      6.000%       7/01/19 @ 100 S.F.          521,320
                              Bonds St. Barnabus Med. Cntr. Issue               7/01/2023     7/01/99 @ 100 Ref.
                                            Series B (MBIA Corp.)
  4           350,000     N.J. Tnpke. Auth. Tnpke. Rev. Bonds Series    AAA      6.500%       1/01/12 @ 100 S.F.          369,576
                                               1991C (MBIA Corp.)               1/01/2016     Non-Callable
  5           130,000     Essex Cnty. N.J. Imprvmnt. Auth. Pkg. Fac.    AAA      6.200%       7/01/13 @ 100 S.F.          131,084
                              Rev. Bonds Series 1992 (MBIA Corp.)               7/01/2022     7/01/02 @ 101 Ref.
  6           330,000     Mercer Cnty. N.J. Imprvmnt. Auth. Insrd.      AAA      6.700%       4/01/08 @ 100 S.F.          346,342
                          Solid Waste Rev. Bonds (Resource Rec. Prjt.)          4/01/2013     4/01/02 @ 102 Ref.
                           Rfndg. Series 1992A (AMT) (MBIA Corp.)
  7           335,000     Middlesex Cnty. N.J. Utils. Auth. Swr. Rev.   AAA      6.000%       2/15/10 @ 100 S.F.          335,000
                                   Bonds Series 1989 (MBIA Corp.)               8/15/2015     2/15/97 @ 100 Ref.
  8           375,000     New Brunswick N.J. Hsg. & Urb. Dev. Auth.     AAA      5.750%       7/01/13 @ 100 S.F.          359,156
                          Lease Rev. Bonds Series 1992 (MBIA Corp.)             7/01/2024     7/01/02 @ 102 Ref.
  9           250,000         No. Jersey Dstrct. Wtr. Supl. Comm.       AAA      6.250%       11/15/12 @ 100 S.F.         255,052
                          Wanaque No. Prjt. Rev. Rfndg. Bonds Series            1/15/2017     11/15/01 @ 102 Ref.
                                               1991B (MBIA Corp.)
 10           215,000     Port. Auth. of N.Y. & N.J. Cnsldtd. Rev.      AAA      6.500%       7/15/13 @ 100 S.F.          222,426
                          Bonds Seventy-first Series (MBIA Corp.)               1/15/2026     1/15/01 @ 101 Ref.
 11           100,000     Camden Cnty. N.J. Muni. Utils. Auth. Cnty.    AAA      0.000%       No Sinking Fund              22,416
                           Agreement Swr. Rev. Cap. Apprec. Bonds               9/01/2016     Non-Callable
                                        Series 1990A (MBIA Corp.)
 12            55,000     Camden Cnty. N.J. Muni. Utils. Auth. Cnty.    AAA      0.000%       No Sinking Fund              11,586
                           Agreement Swr. Rev. Cap. Apprec. Bonds               9/01/2017     Non-Callable
                                        Series 1990A (MBIA Corp.)

           $3,500,000                                                                                                  $3,436,244
          =============                                                                                             ============




                                                      -8-
1187.1

                       INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 30

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated November 6, 1992 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard and Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.



84994.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/5,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1993 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1993) and December 1 of each year for annual distributions (commencing on December 1, 1993).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 1, 1993 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1993) and December 15 of each year for annual distributions (commencing on December 15, 1993).

                  (f) All Certificateholders of record on March 1, 1993 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after March 15, 1993 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certifi-cateholder.

                  (g) The First Settlement Date shall mean November 16, 1992.

                  (h) The number of Units referred to in Section 2.03 is 5,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
84994.1

                  (j) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $2,000,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.00 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.52 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.33 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.83 per Unit times the number of Units on the monthly distribution plan, $.52 per unit plus $.31 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.33 per Unit plus $.50 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                           [Signatures on separate pages]



                                                      -3-
84994.1

                           GRUNTAL & CO. INCORPORATED
                                    Depositor



                            By:/s/ Robert Sablowsky
                                   Authorized Signator


STATE OF NEW YORK )
                              : ss.:
COUNTY OF NEW YORK)


                  On this 6th day of November, 1992, before me personally appeared Robert Sablowsky, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                             /s/ Rachelle I. Rehner
                                    Notary Public


                                  RACHELLE I. REHNER
                           Notary Public, State of New York
                                     No. 31-4851884
                              Qualified in New York County
                           Commission Expires February 3, 1994

                                                      -4-
84994.1

                                   UNITED STATES TRUST COMPANY OF NEW YORK
                                            Trustee


                                   By:/s/ Thomas J. Centrone
                                            Vice President





STATE OF NEW YORK                   )
                                    :ss.:
COUNTY OF NEW YORK                  )


                  On this 15 day of October, 1992, before me personally appeared Thomas J. Centrone, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.


                              /s/ Dorothy S. Bochino
                                                Notary Public


                                               DOROTHY S. BOCHINO
                                       NOTARY PUBLIC, State of New York
                                                 No. 01B04950864
                                          Qualified in Richmond County
                                           Commission Expires 5-8-93

                                                      -5-
84994.1

                             BEAR, STEARNS & CO. INC.
                                      Depositor


                             By:/s/ Peter J. DeMarco
                              Authorized Signator


STATE OF NEW YORK                   )
                                    : ss:
COUNTY OF NEW YORK                  )

                  On this 6th day of November, 1992, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                            /s/ Rachelle I. Rehner
                                              Notary Public


                                            RACHELLE I. REHNER
                                     Notary Public, State of New York
                                               No. 31-4851884
                                        Qualified in New York County
                                     Commission Expires February 3, 1994

                                                      -6-
84994.1

                        KENNY INFORMATION SYSTEMS, INC.,
                        Evaluator



                        By:/s/
                           President



SEAL
ATTEST:



/s/
Senior Vice President/Director



                                                      -7-
84994.1

                                                            SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST
                                                              PORTFOLIO


                                                              SERIES 30


                                                       As of November 6, 1992

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

           Aggregate                Name of Issuer and                           Coupon/      Redemption Feature
 Portfolio Principal                  Title of Bonds                            Maturity      S.F. - Sinking Fund     Cost of Bonds
    No.     Amount                   Contracted for(5)              Ratings(1)   Date(2)      Opt. - Optional(2)(3)    to Trust(4)
    ---     ------                   -----------------              ----------  --------      ---------------------    -----------
   1       $  500,000(4)   Volusia Cnty. Fla. Ed. Fac. Auth. Rev. Bonds  AAA      6.625%       10/15/16 @ 100 S.F.      $  503,045
                           (Embry-Riddle Aeronautical Univ.) (Connie            10/15/2022     10/15/02 @ 102 Opt.
                                                              Lee)
   2           400,000     Iowa Finc. Auth. Hosp. Rev. Bonds (Sisters    AAA      6.250%       2/15/09 @ 100 S.F.          384,404
                           of Mercy Hlth. Corp. Oblig. Group) 1992               2/15/2022     2/15/02 @ 102 Opt.
                                     Series N (Financial Security)
   3           250,000     Me. Hlth. & Hghr. Ea. Facs. Auth. Hosp.       AAA      6.375%       10/01/12 @ 100 S.F.         244,337
                           Rev. Bonds Ea. Me. Hlthcare. Issue Series            10/01/2021     10/01/01 @ 102 Opt.
                                         1991 (Financial Guaranty)
   4           220,000     Humbolt Cnty. Nv. Poll. Cntrl. Rfndg. Rev.    AAA      6.550%       No Sinking Fund             220,000
                           Bonds (Sierra Pacific Pwr. Co. Prjt.) Series         10/01/2013     5/28/02 @ 102 Opt.
                                                      1987 (AMBAC)
   5           500,000     Sand Springs Ok. Muni. Auth. Wtr. & Swr.      AAA      6.500%       5/01/08 @ 100 S.F.          497,260
                                    Sys. Rev. Rfndg. Bonds (AMBAC)               5/01/2012     5/01/02 @ 102 Opt.
   6           500,000     R.I. Depositors Econom. Protection Corp.      AAA      6.625%       8/01/14 @ 100 S.F.          502,970
                           Spec. Oblig. Bonds 1992 Series A (Financial           8/01/2019     8/01/02 @ 102 Opt.
                                                         Security)
   7           500,000     City of Bristol Tn. Hlth. & Ed. Facs. Bd.     AAA      7.000%       9/01/12 @ 100 S.F.          518,520
                             Hosp. Rev. Bonds (Bristol Mem. Hosp.)               9/01/2021     3/01/01 @ 102 Opt.
                                  Series 1991 (Financial Guaranty)
   8           500,000     Tx. Wtr. Res. Finc. Auth. Rev. Bonds Series   AAA      7.500%       2/15/09 @ 100 S.F.          526,985
                                                      1989 (AMBAC)               8/15/2013     2/15/99 @ 100 Opt.
   9           675,000     Montgomery Cnty. Tx. Hosp. Dstrct. Rev.       AAA      6.625%       4/01/10 @ 100 S.F.          678,963
                                        Bonds (Financial Security)               4/01/2017     4/01/02 @ 102 Opt.
  10           605,000     Sabine Rvr. Auth. of Tx. Colltzd. Poll. Cntrl.AAA      6.550%       No Sinking Fund             605,000
                           Rev. Rfndg. Bonds (Tx. Utils. Elec. Co. Prjt.)       10/01/2022     10/01/02 @ 102 Opt.
                                  Series 1992 (Financial Guaranty)
  11           250,000     Mo. Hlth. & Ed. Facs. Auth. Hlth. Facs. Rev.  AAA      0.000%       No Sinking Fund              41,050
                           Bonds (Lester E. Cox Med. Cntrs. Prjt.)               9/01/2020     None
                                        Series 1992-H (MBIA Corp.)
  12           100,000     City of Dallas Tx. (Dallas, Denton & Collin   AAA      0.000%       No Sinking Fund              14,600
                           Cntys.) Civic Cntr. Cnvntn. Cmplx. Sr. Lien           1/01/2021     1/01/06 @ 34.967 Opt.
                                    Rev. Bonds Series 1991 (AMBAC)

            $5,000,000                                                                                                  $4,737,134
          =============                                                                                               =============




                                                      -8-
84994.1

                       INSURED MUNICIPAL SECURITIES TRUST

                      NEW YORK NAVIGATOR INSURED SERIES 12

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated November 6, 1992 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.


84993.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/5,000.

                  (c) The fiscal year for the Trust shall end on June 30th of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1993 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1993) and December 1 of each year for annual distributions (commencing on December 1, 1993).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 15, 1993 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1993) and December 15 of each year for annual distributions (commencing on December 15, 1993).

                  (f) All Certificateholders of record on March 1, 1993 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after March 15, 1993 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certifi-cateholder.

                  (g) The First Settlement Date shall mean November 16, 1992.

                  (h) The number of Units referred to in Section 2.03 is 5,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
84993.1

                  (j) For the purposes of Section 6.01(8), the liquidation amount is hereby specified to be $2,000,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.04 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.56 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.37 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.87 per Unit times the number of Units on the monthly distribution plan, $.56 per unit plus $.31 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.37 per Unit plus $.50 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                         [Signatures on separate pages]


                                                      -3-
84993.1

                             GRUNTAL & CO. INCORPORATED
                                      Depositor



                            By:/s/ Robert Sablowsky
                                   Authorized Signator


STATE OF NEW YORK )
                              : ss.:
COUNTY OF NEW YORK)


                  On this 6th day of November, 1992, before me personally appeared Robert Sablowsky, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.


                             /s/ Rachelle I. Rehner
                                    Notary Public


                                  RACHELLE I. REHNER
                           Notary Public, State of New York
                                     No. 31-4851884
                              Qualified in New York County
                           Commission Expires February 3, 1994

                                                      -4-
84993.1

                                       UNITED STATES TRUST COMPANY OF NEW YORK
                                                     Trustee


                                            By:/s/ Thomas J. Centrone
                                                     Vice President





STATE OF NEW YORK                   )
                                    :ss.:
COUNTY OF NEW YORK                  )


                  On this 15 day of October, 1992, before me personally appeared Thomas J. Centrone, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.


                                  /s/ Dorothy S. Bochino
                                            Notary Public


                                           DOROTHY S. BOCHINO
                                   NOTARY PUBLIC, State of New York
                                             No. 01B04950864
                                      Qualified in Richmond County
                                       Commission Expires 5-8-93

                                                      -5-
84993.1

                            BEAR, STEARNS & CO. INC.
                                     Depositor


                            By:/s/ Peter J. DeMarco
                              Authorized Signator


STATE OF NEW YORK                   )
                                    : ss:
COUNTY OF NEW YORK                  )

                  On this 6th day of November, 1992, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                              /s/ Rachelle I. Rehner
                                           Notary Public


                                         RACHELLE I. REHNER
                                  Notary Public, State of New York
                                            No. 31-4851884
                                     Qualified in New York County
                                  Commission Expires February 3, 1994

                                                      -6-
84993.1

                        KENNY INFORMATION SYSTEMS, INC.,
                              Evaluator



                        By:/s/
                                  President



SEAL
ATTEST:



/s/
Senior Vice President/Director



                                                      -7-
84993.1

                                                         Revised Schedule A

                                                 INSURED MUNICIPAL SECURITIES TRUST
                                                              PORTFOLIO


                                                NEW YORK NAVIGATOR INSURED SERIES 12


                                                       As of November 6, 1992

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate                Name of Issuer and                           Coupon/      Redemption Feature
 Portfolio  Principal                  Title of Bonds                            Maturity      S.F.-- Sinking Fund    Cost of Bonds
    No.      Amount                   Contracted for(5)              Ratings(1)   Date(2)      Opt.--Optional(2)(3)     to Trust(4)
    ---      ------                   -----------------              ----------  --------      --------------------     -----------
   1        $  500,000     N.Y. State Dorm. Auth. Rev. Rfndg. Bonds      AAA      7.250%       5/15/09 @ 100 S.F.        $  526,310
                           State Univ. Ed. Facs. Series 1989B (MBIA              5/15/2015     5/15/00 @ 102 Opt.
                                                            Corp.)
   2           500,000     N.Y. State Dorm. Auth. State Univ. Ed. Facs.  AAA      6.500%       5/15/14 @ 100 S.F.           500,000
                              Rev. Bonds Series 1990A (MBIA Corp.)               5/15/2019     5/15/00 @ 100 Opt.
   3           690,000     N.Y. State Med. Care. Facs. Finc. Agncy.      AAA      6.875%       No Sinking Fund              710,362
                           Hosp. & Nrsg. Home Insrd. Mtg. Rev. Bonds             2/15/2032     2/15/02 @ 102 Opt.
                                         Series 1992A (MBIA Corp.)
   4           250,000     N.Y. State Thruway Auth. Genl. Rev. Bonds     AAA      5.500%       1/01/20 @ 100 S.F.           221,592
                                             Series A (MBIA Corp.)               1/01/2023     1/01/02 @ 100 Opt.
   5           500,000     Metro. Trans. Auth. of N.Y. Transit Facs.     AAA      6.000%       7/01/16 @ 100 S.F.           470,720
                            1987 Serv. Cntrct. Rev. Bonds Series 6               7/01/2021     7/01/01 @ 100 Opt.
                                                      (MBIA Corp.)
   6           550,000     N.Y. City Genl. Oblig. Rev. Bonds Fiscal      AAA      6.250%       No Sinking Fund              533,121
                                        1993 Series A (MBIA Corp.)               8/01/2017     8/01/02 @ 101.5 Opt.
   7           500,000     N.Y. City Genl. Oblig. Rev. Bonds Fiscal      AAA      7.000%       No Sinking Fund              517,630
                                        1992 Series H (MBIA Corp.)               2/01/2016     2/01/02 @ 101.5 Opt.
   8           330,000        N.Y. Local Gov. Assis. Corp. (A Pub.       AAA      6.500%       4/01/19 @ 100 S.F.           330,000
                           Benefit Corp. of the State of N.Y.) Rev.              4/01/2020     4/01/01 @ 102 Opt.
                                   Bonds Series 1991A (MBIA Corp.)
   9           695,000     N.Y. City Muni. Wtr. Finc. Auth. Wtr. &       AAA      6.375%       6/15/21 @ 100 S.F.           679,120
                           Swr. Sys. Rev. Bonds Fiscal 1993 Series B             6/15/2022     6/15/02 @ 101 Opt.
                                                      (MBIA Corp.)
  10           235,000     Triborough Bridge & Tunnel Auth. of N.Y.      AAA      6.000%       1/01/04 @ 100 S.F.           223,757
                           Convntn. Cntr. Prjt. Bonds Series E (MBIA             1/01/2011     None
                                                            Corp.)
  11           250,000     N.Y. State Mtg. Agncy. Hmownr. Mtg. Rev.      AAA      0.000%       4/01/12 @ 52.88 S.F.          23,912
                                      Bonds Series II (MBIA Corp.)               4/01/2020     4/01/99 @ 19.34 Opt.

            $5,000,000                                                                                                   $4,736,524
         =============                                                                                                =============




                                                      -8-
84993.1